UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

NUVALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40671	81-5112298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nuvalent, Inc.

One Broadway, 14th Floor, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

(857) 357-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2023, Nuvalent, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to reflect new Delaware law provisions regarding officer exculpation (the “Amendment”). A description of the Amendment is provided in “Proposal No. 3 – Approval of an Amendment to our Restated Certificate of Incorporation” of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”), which description and text are incorporated herein by reference.

The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on June 15, 2023 (the “Certificate of Amendment”).

The foregoing description of the terms of the Amendment and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by reference to the full text of the Certificate of Incorporation, as amended by the Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2023, the Company held the Annual Meeting. A total of 49,006,104 shares of the Company’s Class A common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 95.46% of the Company’s outstanding Class A common stock as of April 18, 2023, the record date for the Annual Meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

Proposal No. 1 — The following nominees were elected as Class II directors, each to serve on the Company’s Board of Directors for a three-year term expiring at the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified, based on the following votes:

Nominee	For	Withheld	Broker Non-Votes
Gary Gilliland, M.D., Ph.D.	35,093,835	13,674,323	237,946
Michael L. Meyers, M.D., Ph.D.	48,618,635	149,523	237,946
Joseph Pearlberg, M.D., Ph.D.	46,022,654	2,745,504	237,946
Matthew Shair, Ph.D.	47,781,329	986,829	237,946

Proposal No. 2 — The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
48,859,156	146,697	251	—

Proposal No. 3 — The Amendment was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
48,317,455	450,614	89	237,946

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of the Registrant, as amended by the Amendment on June 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvalent, Inc.

Date: June 16, 2023	By:	/s/ Deborah A. Miller
Deborah A. Miller, Ph.D.
Chief Legal Officer and Secretary